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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):
                                September 4, 2003


                          KENTUCKY ELECTRIC STEEL, INC.
             (Exact Name of Registrant as Specified in its Charter)


         DELAWARE                      0-22416                 61-1244541

(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
     of Incorporation)                                    Identification Number)


                                  P.O. Box 3500
                          Ashland, Kentucky 41105-3500

                     (Address of Principal Executive Office)


       Registrant's telephone number, including area code: (606) 929-1222


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ITEM 5. OTHER EVENTS

     Kentucky Electric Steel, Inc. (the "Company") issued a press release on September 4, 2003, announcing the completion of the sale of substantially all of its assets to KES Acquisition Company, LLC for $2,650,000. A copy of the press release is attached as Exhibit 99.1.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) The following exhibit is filed as part of this report on Form 8-K.

Exhibit
Number         Description
-------        -----------

99.1           Press Release of the Company dated September 4, 2003.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        KENTUCKY ELECTRIC STEEL, INC.

Date: September 10, 2003                By: /s/ William J. Jessie
                                            ------------------------------------
                                            Name:  William J. Jessie
                                            Title: President and Chief Operating
                                                   Officer